UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 13, 2006

GENERAL COMMUNICATION, INC.
(Exact name of registrant as specified in its charter)

State of Alaska	0-15279	92-0072737
(State or other Jurisdiction of	Commission	(I.R.S Employer
Incorporation or organization)	File Number	Identification No.)

2550 Denali Street
Suite 1000
Anchorage, Alaska	99503
(Address of Principal Executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (907) 868-5600

NONE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02 Results of Operations and Financial Condition

On November 13, 2006, General Communication, Inc. (“GCI”) issued a press release announcing a technical accounting error that will require the correction of previously reported net income available to common shareholders and net income per common share for 2005. A copy of that press release is attached as Exhibit 99.1 to this Form 8-K.

The information contained in this Item 2.02 shall not be deemed filed with the Securities and Exchange Commission (“SEC”) or incorporated by reference in any filing with the SEC under the Securities Exchange Act of 1934 or the Securities Act of 1933.

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related

Audit Report or Completed Interim Review

(a)

On November 9, 2006, the Audit Committee of the Board of Directors of GCI and GCI management concluded that previously reported audited financial statements for the year ended December 31, 2005 would need to be restated. Previously reported unaudited financial statements for the quarter ended June 30, 2006 would also need to be restated to restate the 2005 quarterly unaudited interim consolidated financial statements contained therein. The restatements are necessary because an error was made regarding the interpretation and application of generally accepted accounting principles as they relate to a May 25, 2005 transaction in which GCI repurchased from Toronto Dominion Securities (“TD”) the remaining 4,314 shares of GCI Series B Preferred stock owned by TD for a total purchase price of $6,607,027 (which transaction was reported in a Form 8-K filing made by GCI on May 26, 2005). Accordingly, GCI’s previously issued financial statements for the year ended December 31, 2005, for the three and six months ended June 30, 2005, and for the nine months ended September 30, 2005 should no longer be relied upon.

The purchase of the preferred stock from TD should have had an effect on GCI’s net income per common share calculations. The amount that GCI paid for the preferred stock in excess of the carrying amount of the shares on GCI’s balance sheet should have reduced the amount of net income available to common shareholders used to calculate basic and diluted net income per common share. This error has no other effect on GCI’s consolidated statements of operations, and has no effect on the consolidated balance sheets, consolidated statements of stockholders’ equity, or consolidated statements of cash flows. 2005 net income available to common shareholders and basic and diluted net income per common share are the only items affected by the restatements.

GCI’s Audit Committee discussed the matters disclosed in this Item 4.02(a) with management and KPMG LLP, GCI’s independent auditors. KPMG informed the Audit Committee that it concurs with GCI’s conclusion to restate prior periods.

GCI will file an amendment to its Annual Report on Form 10-K for the year ended December 31, 2005 to restate its consolidated financial statements for the year ended December 31, 2005. It will also file an amendment to its Quarterly Report on Form 10-Q for the quarter ended June 30, 2006 to restate its 2005 quarterly unaudited interim consolidated financial statements contained therein.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a) Financial statements of businesses acquired: Not Applicable

(b) Pro forma financial information: Not Applicable

(c) Exhibit:

99.1 Press release dated November 13, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL COMMUNICATION, INC.
(Registrant)

Date: November 13, 2006

	By	/s/ John M. Lowber
Name: John M. Lowber
Title: Senior Vice President,
Chief Financial Officer,
Secretary and Treasurer
(Principal Financial Officer)

Exhibit Index

Exhibit No.	Description
99.1	Press release of General Communication, Inc. dated November 13, 2006